UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2014 (May 30, 2014)

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36146 (Commission File Number)	27-4332098 (IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina	28602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information required by this item is included in Item 2.03 below and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On May 30, 2014, CommScope Holding Company, Inc. (the “Company”), announced that its wholly owned subsidiary, CommScope, Inc. (the “Issuer”) issued $1,300 million in aggregate principal amount of senior unsecured notes comprised of one tranche of $650 million aggregate principal amount of 5.000% senior notes due 2021 (the “2021 Notes”) and one tranche of $650 million aggregate principal amount of 5.500% senior notes due 2024 (the “2024 Notes” and, together with the 2021 Notes, the “Notes”). The 2021 Notes were issued pursuant to an Indenture, dated May 30, 2014, among the Issuer, the subsidiary guarantors named therein, and Wilmington Trust, National Association (the “2021 Indenture”), and the 2024 Notes were issued pursuant to an Indenture, dated May 30, 2014, among the Issuer, the subsidiary guarantors named therein, and Wilmington Trust, National Association (the “2024 Indenture” and, together with the 2021 Indenture, the “Indentures”). Each series of Notes pays interest semi-annually in arrears. The Notes were offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

Optional Redemption Provisions and Change of Control Repurchase Right—2021 Notes

At any time, upon not less than 10 nor more than 60 days’ notice, the 2021 Notes will be redeemable at the Issuer’s option, in whole or in part, at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the 2021 Indenture, plus accrued and unpaid interest to (but not including) the applicable redemption date. Beginning June 15, 2017, the Issuer may redeem, in whole or in part, the 2021 Notes at any time subject to the payment of a redemption price together with any accrued and unpaid interest to (but not including) the applicable redemption date. The redemption price includes a call premium that varies (from 2.500% to 0%) depending on the year of redemption.

Prior to June 15, 2017, the Issuer may redeem up to 40% of the aggregate principal amount of the 2021 Notes at a redemption price equal to 105.000% of the principal amount thereof, together with any accrued and unpaid interest to (but not including) the applicable redemption date, with the net cash proceeds of sales of one or more equity offerings by the Issuer or any direct or indirect parent of the Issuer.

The holders of the 2021 Notes will also have the right to require the Issuer to repurchase their 2021 Notes upon the occurrence of a change in control, as defined in the 2021 Indenture, at an offer price equal to 101% of the principal amount of the 2021 Notes plus accrued and unpaid interest to (but not including) the date of purchase.

Optional Redemption Provisions and Change of Control Repurchase Right—2024 Notes

At any time, upon not less than 10 nor more than 60 days’ notice, the 2024 Notes will be redeemable at the Issuer’s option, in whole or in part, at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the 2024 Indenture, plus accrued and unpaid interest to (but not including) the applicable redemption date. Beginning June 15, 2019, the Issuer may redeem, in whole or in part, the 2024 Notes at any time subject to the payment of a redemption price together with any accrued and unpaid interest to (but not including) the applicable redemption date. The redemption price includes a call premium that varies (from 2.750% to 0%) depending on the year of redemption.

Prior to June 15, 2017, the Issuer may redeem up to 40% of the aggregate principal amount of the 2024 Notes at a redemption price equal to 105.500% of the principal amount thereof, together with any accrued and unpaid interest to (but not including) the applicable redemption date, with the net cash proceeds of sales of one or more equity offerings by the Issuer or any direct or indirect parent of the Issuer.

The holders of the 2024 Notes will also have the right to require the Issuer to repurchase their 2024 Notes upon the occurrence of a change in control, as defined in the 2024 Indenture, at an offer price equal to 101% of the principal amount of the 2024 Notes plus accrued and unpaid interest to (but not including) the date of purchase.

Ranking and Security

Under the terms of the Indentures, the Notes rank equal in right of payment to all of the Issuer’s and the guarantors’ existing and future senior debt, including borrowings under the Issuer’s senior secured credit facilities, and rank senior in right of payment to the Issuer’s and the guarantors’ existing and future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the Notes. The Notes are effectively subordinated to the Issuer’s and the guarantors’ existing and future secured indebtedness, including borrowings under the Issuer’s senior secured credit facilities, to the extent of the value of the collateral securing such indebtedness. The Notes and guarantees will be structurally subordinated to all existing and future indebtedness and obligations of the Issuer’s subsidiaries that do not guarantee the Notes, including borrowings by such subsidiaries under the Issuer’s revolving credit facility.

Restrictive Covenants

Each of the Indentures contains covenants that limit the Company’s (and its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred stock; (ii) pay dividends, redeem stock or make other distributions; (iii) make other restricted payments or investments; (iv) create liens on assets; (v) transfer or sell assets; (vi) create restrictions on payment of dividends or other amounts by the Company to the Company’s restricted subsidiaries; (vii) engage in mergers or consolidations; (viii) engage in certain transactions with affiliates; and (ix) designate the Company’s subsidiaries as unrestricted subsidiaries.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Indentures. Copies of the Indentures are attached as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K, and are incorporated by reference herein.

Use of Proceeds

The net proceeds from the offering were used to satisfy and discharge the indenture governing the Issuer’s $1,100 million outstanding aggregate principal amount of 8.25% senior notes due 2019, with the remaining proceeds being used for general corporate purposes.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.
4.1	2021 Indenture, dated as of May 30, 2014, by and among the Issuer, the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee (including form of 2021 Note).
4.2	2024 Indenture, dated as of May 30, 2014, by and among the Issuer, the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee (including form of 2024 Note).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.

Date: June 2, 2014	By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	2021 Indenture, dated as of May 30, 2014, by and among the Issuer, the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee (including form of 2021 Note).
4.2	2024 Indenture, dated as of May 30, 2014, by and among the Issuer, the subsidiary guarantors named therein and Wilmington Trust, National Association, as trustee (including form of 2024 Note).